Exhibit 12.2

CERTIFICATION PURSUANT TO SECTION 302 OF

THE SARBANES-OXLEY ACT OF 2002

I, Alan Cooke, certify that:

1.               I have reviewed this annual report on Form 20-F/A of Amarin Corporation plc;

2.               Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: October 27, 2004

/s/ Alan Cooke
Alan Cooke
Chief Financial Officer